UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2024

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure included in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on October 10, 2024, Ondas Autonomous Systems Inc. (“OAS”), a subsidiary of Ondas Holdings Inc. (the “Company”), entered into that certain Securities Purchase Agreement (the “Agreement”), for an aggregate investment of $3.5 million in OAS. The Agreement was entered into by and among OAS and a private investor group, including (i) Privet Ventures LLC, an entity affiliated with Eric Brock, Chairman and Chief Executive Officer of the Company and OAS, and (ii) Charles & Potomac Capital, LLC, an entity affiliated with Joseph Popolo, a Board Member of the Company ("C&P"), for the sale of convertible promissory notes in the aggregate amount of $3.5 million (the “October Notes”). Privet Ventures acquired $1.0 million of October Notes. The October Notes (i) bear an interest rate of 5% per annum, (ii) have a maturity date of September 30, 2025, and (iii) be convertible into securities of OAS under certain conditions.

On December 30, 2024, OAS entered into the Agreement, for an aggregate additional investment of $1.7 million in OAS (the “December Offering”). The Agreement was entered into by and among OAS and an additional private investor group, including C&P, for the sale of convertible promissory notes in the aggregate amount of $1.7 million (the “December Notes”). C&P acquired an aggregate of $2.0 million of October Notes and December Notes. The December Notes (i) bear an interest rate of 5% per annum, (ii) have a maturity date of September 30, 2025, and (iii) be convertible into securities of OAS under certain conditions. The December Offering was consummated on December 30, 2024 ($100,000 of the December Offering is expected to be received by January 3, 2025).

The foregoing summary of the terms of the Agreement and the December Notes do not purport to be complete and are subject to, and qualified in its entirety by, such documents attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Form of Securities Purchase Agreement.
10.2	Form of Convertible Promissory Note (see Exhibit A to the Securities Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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